                                                                    Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

                                 BY AND BETWEEN

                            TIDEL TECHNOLOGIES, INC.

                                       AND

                            LAURUS MASTER FUND, LTD.

                                NOVEMBER 26, 2004

                                TABLE OF CONTENTS
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    12.1. (a) The Company and the Purchaser  hereby agree that,  on the date hereof,  the  following  amounts are  outstanding under the 2003 Note: $6,667,987.50 (collectively,

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                                      iii

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES  PURCHASE  AGREEMENT (this  "AGREEMENT") is effective as of
November  26,  2004,  by  and  between  TIDEL  TECHNOLOGIES,  INC.,  a  Delaware corporation  (the  "COMPANY"),  and LAURUS MASTER FUND,  LTD., a Cayman  Islands
company (the "PURCHASER").

                                    RECITALS

     WHEREAS,  the  Company  has  authorized  the  sale  to the  Purchaser  of a
Convertible  Term Note in the original  principal amount of six hundred thousand dollars  ($600,000),  substantially  in  the  form  of  EXHIBIT  A  hereto  (the
"CONVERTIBLE  NOTE"),  which  Convertible Note is convertible into shares of the
Company's common stock, $.01 par value per share (the "COMMON STOCK") at a fixed conversion  price of $0.30 per share of Common  Stock,  subject to adjustment in accordance with the terms of the Convertible Note;

     WHEREAS,  the  Company  has  authorized  the  sale  to the  Purchaser  of a
Convertible  Term Note in the  original  principal  amount of one  million  five hundred  thousand dollars  ($1,500,000),  substantially in the form of EXHIBIT B hereto (the "TERM NOTE"), which Convertible Term Note is convertible into shares of  Common  Stock at a fixed  conversation  price of $3.00  per  share of Common
Stock; the Convertible Note and the Term Note are referred to hereinafter as the
"PURCHASER  NOTES,"  and the shares of Common  Stock into which the  Convertible
Note, the Term Note and that certain revised Purchase Order Note issued by Tidel
Engineering L.P.  ("ENGINEERING") to the Purchaser,  dated as of the date hereof
(the "PO  NOTE") may be  converted  are  referred  to  hereinafter  as the "NOTE
SHARES";

     WHEREAS,  the Company  also has  authorized  the issuance of a warrant (the
"WARRANT") to the Purchaser to purchase up to 500,000 shares of the Common Stock
(the "WARRANT  SHARES" and,  together with the Purchaser Notes, the PO Note, the
Warrant,  the Note  Shares and the 2003 Fee Shares  (as  hereinafter  defined in
Section 1, the "SECURITIES"),  substantially in the form of EXHIBIT C hereto, in connection with the Purchaser's purchase of the Purchaser Notes;

     WHEREAS,  the  Purchaser  desires to purchase the  Purchaser  Notes and the
Warrant on the terms and conditions set forth herein;

     WHEREAS,  the Company desires to issue and sell the Purchaser Notes and the
Warrant to the Purchaser on the terms and conditions set forth herein;

     WHEREAS, the Company is presently indebted to the Purchaser for $375,300 in fees incurred  prior to the date hereof,  which amount does not include  default interest on the 2003 Note (as defined  below) (the "2003 FEES")  pursuant to and in connection with that certain  Convertible Term Note in the original principal amount of six million four hundred fifty thousand dollars ($6,450,000), dated as of November 25, 2003 (the "2003 NOTE"),  and the 2003 Transaction  Documents (as
hereinafter defined); and

     WHEREAS,  the Company  desires to issue and sell shares of Common  Stock to the Purchaser and the Purchaser  desires to purchase such shares of Common Stock in full  satisfaction  of the 2003 Fees at a price of $0.30 per share and on the terms and conditions set forth herein.

                                    AGREEMENT

     NOW,  THEREFORE,  in consideration of the foregoing recitals and the mutual promises,  representations,  warranties and covenants  hereinafter set forth and for other good and valuable consideration,  the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   AGREEMENT TO SELL AND PURCHASE.  Pursuant to the terms and  conditions  set forth in this Agreement,  on the Closing Date (as defined  herein),  the Company agrees to sell to the  Purchaser,  and the  Purchaser  hereby agrees to purchase from the Company,  (a) the Convertible  Note in the principal amount of $600,000 convertible in accordance with the terms thereof into Common Stock in accordance with the terms of the Convertible Note and this Agreement,  with a Maturity Date
(as  defined  in the  Convertible  Note) one (1) year from the date of  issuance thereof; (b) the Term Note in the principal amount of $1,500,000  convertible in accordance  with the terms thereof into Common  Stock,  with a Maturity Date (as defined  in the Term  Note)  thirty six (36)  months  from the date of  issuance thereof; and (c) 1,251,000 shares of Common Stock (the "2003 FEE SHARES"), which represent an issuance of Common Stock in full satisfaction of the 2003 Fees at a price of $0.30 per share  (upon  receipt of the 2003 Fee Shares,  the  Purchaser irrevocably  and  unconditionally  releases the Company from any further payment obligations with respect to the 2003 Fees, but such release shall not pertain to fees incurred in connection with the 2003 Note or any 2003 Transaction  Document on or after the date hereof).

2.   FEES AND WARRANT.

     2.1.    ON THE CLOSING DATE, THE COMPANY SHALL:

             2.1.1 issue and deliver to the  Purchaser the Warrant in connection with the sale and purchase of the Purchaser  Notes pursuant to Section I hereof.
All   the   representations,    covenants,    warranties,    undertakings,   and
indemnifications,  and other rights made or granted to or for the benefit of the
Purchaser  by the Company  pursuant to this  Agreement  are hereby also made and granted in respect  of the  Warrant as of the date  hereof and in respect of the
Warrant Shares  issuable upon exercise of the Warrant as of the date of exercise thereof;

             2.1.2  pay  to  Laurus  Capital  Management,  LLC,  manager  of the
Purchaser,  a closing payment in an amount equal to $73,500,  representing three and one half percent (3.50%) of the aggregate  original  principal amount of the
Purchaser Notes (the "CLOSING PAYMENT");

             2.1.3 reimburse the Purchaser for its reasonable  expenses  arising from the  Purchaser's  due diligence  review of the Company,  preparation of the documentation  and other related matters (the "EXPENSES" and,  together with the
Closing  Payment,  the "FEES");  PROVIDED,  HOWEVER,  that under no circumstance shall the Fees exceed  $20,000.  The Fees will be paid at the Closing,  less any amounts paid to the Purchaser prior to Closing; and

             2.1.4 pay the Fees (net of deposits previously paid by the Company)
at Closing out of funds held  pursuant to a Funds Escrow  Agreement of even date herewith among the Company,  the  Purchaser,  and an escrow agent in the form of
EXHIBIT D hereto (the "FUNDS ESCROW AGREEMENT") and a disbursement  letter dated of even  date  herewith  in the  form of  EXHIBIT  E hereto  (the  "DISBURSEMENT
LETTER").

3.   CLOSING, DELIVERY AND PAYMENT.

     3.1.    CLOSING. Subject to the terms and conditions herein, the closing of the transactions  contemplated hereby (the "CLOSING"),  shall take place at such time or place as the Company and the Purchaser may mutually  agree (such date is hereinafter referred to as the "CLOSING DATE").

     3.2.    CLOSING  DELIVERIES.  The  Closing  shall be  conditioned  upon the following deliveries being made by the parties hereto:

             3.2.1 the  Company  will  deliver  to the  Purchaser,  among  other things:

                   (a) the Convertible Note;

                   (b) the Term Note;

                   (c) the Warrant;

                   (d) the Fees;

                   (e) an  opinion  of  Olshan  Grundman  Frome  Rosenzweig  and
Wolosky  LLP,  counsel to the  Company,  substantially  in the form of EXHIBIT F hereto (the "OPINION");

                   (f) that certain  Agreement of Amendment and Reaffirmation by and among the  Purchaser,  the  Company  and the  Subsidiaries  (as  hereinafter defined, dated as of the date hereof, the "REAFFIRMATION AGREEMENT");

                   (g) an agreement regarding asset sales by the Company, by and between the Purchaser  and the Company,  dated as of the date hereof (the "ASSET
SALE AGREEMENT"); and

                   (h)  that  certain   Purchase   Order  Finance  and  Security
Agreement  by and  between  Engineering,  any other  Credit  Party  (as  defined therein) signatory thereto and the Purchaser, dated as of the date hereof; and

                   (i) the other documents,  instruments and agreements required by the Purchaser to be delivered to the Purchaser prior to the Closing.

             3.2.2 The  Purchaser  will  deliver to the  Company the amounts set forth in the  Disbursement  Letter,  which amounts  shall include  $1,250,000 of
Advances (as such term is defined in the Purchase Order Agreement).

4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company hereby represents and warrants to the Purchaser, as of the date of this Agreement:

     4.1.    ORGANIZATION,  GOOD  STANDING AND  QUALIFICATION.  The Company is a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has the corporate  power and authority to own and operate its properties and assets, to execute,  deliver,  enter into and perform its  obligations  under this Agreement,  the Convertible  Note, the Term
Note, the Warrant, the Reaffirmation  Agreement, the Funds Escrow Agreement, the
Purchase  Order  Agreement  and the Asset Sale  Agreement  (the Term  Note,  the
Convertible  Note, the Warrant,  the Funds Escrow  Agreement,  the  Disbursement
Letter,  the Reaffirmation  Agreement,  the Purchase Order Agreement,  the Asset
Sale Agreement,  and all other  agreements  related to this Agreement,  the Term
Note the Convertible Note and the Purchase Order Agreement shall be collectively referred  to  herein  as the  "RELATED  AGREEMENTS")  and all  other  agreements referred to herein or therein,  to issue and sell the Term Note, the Convertible
Note and the Note Shares,  to issue and sell the Warrant and the Warrant Shares, and to carry out the provisions of this  Agreement,  the Related  Agreements and all  other  agreements  referred  to  herein  or  therein  and  to  perform  all obligations of the Company hereunder and thereunder at the Closing, and to carry on its business as presently  conducted.  The Company is duly  qualified  and is authorized  to do business and is in good standing as a foreign  corporation  in all  jurisdictions  in which the nature of its  activities and of its properties
(both owned and leased)  makes such  qualification  necessary,  except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

     4.2.    SUBSIDIARIES.  The Company  owns all of the issued and  outstanding capital stock of (i) Tidel Cash Systems,  Inc., a Delaware  corporation  ("TIDEL
CASH"); (ii) Anycard  International,  Inc., a Delaware corporation  ("ANYCARD");
(iii)  Tidel  Services,  Inc.,  a Delaware  corporation  ("SERVICES");  and (iv)
Engineering together with Tidel Cash, Anycard and Services, the "SUBSIDIARIES").
Except as set forth on SCHEDULE 4.2 hereof,  the Company does not own or control any  equity  security  or  other  interest  of any  other  corporation,  limited partnership or other business entity other than the Subsidiaries.

     4.3.    CAPITALIZATION; VOTING RIGHTS.

             4.3.1 The authorized  capital stock of the Company,  as of the date hereof consists of 100,000,000 shares of Common Stock, par value $.01 per share,
19,426,210 shares of which are issued and outstanding.

             4.3.2  Except as  disclosed  on  SCHEDULE  4.3,  other than (i) the shares  reserved for issuance under the Company's  stock option plans;  and (ii)
shares  which  may be  granted  pursuant  to  this  Agreement  and  the  Related
Agreements,  there  are no  outstanding  options,  warrants,  rights  (including conversion  or  preemptive  rights  and  rights  of  first  refusal),  proxy  or stockholder  agreements,  or  arrangements  or  agreements  of any  kind for the purchase or  acquisition  from the Company of any of its  securities.  Except as disclosed on SCHEDULE 4.3, neither the offer,  issuance or sale of either of the
Purchaser  Notes or the  Warrant,  or the  issuance  of any of the Note  Shares,
Warrant  Shares or 2003 Fee  Shares,  nor the  consummation  of any  transaction contemplated  hereby  will  result  in a change  in the  price or  number of any securities  of the Company  outstanding,  under  anti-dilution  or other similar provisions contained in or affecting any such securities.

             4.3.3 All issued and  outstanding  shares of the  Company's  Common
Stock (i) have been duly  authorized  and validly  issued and are fully paid and nonassessable  and (ii) were issued in compliance with all applicable  state and federal laws concerning the issuance of securities.

             4.3.4 The rights,  preferences,  privileges and restrictions of the shares  of the  Common  Stock  are as stated  in the  Company's  Certificate  of
Incorporation,  as amended through the date hereof (the "CHARTER"). Based on the
Fixed  Conversion  Price (as  defined  in the  Convertible  Note) as of the date hereof,  the Note Shares and Warrant Shares  issuable  pursuant to the Purchaser
Notes,  the PO Note and the  Warrant,  respectively,  have been duly and validly reserved for  issuance.  When issued in compliance  with the  provisions of this
Agreement and the Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the  Securities  may be subject to  restrictions  on  transfer  under state and/or federal  securities laws as set forth herein or as otherwise  required by such laws at the time a transfer is proposed.

     4.4.    AUTHORIZATION;  BINDING OBLIGATIONS.  The execution and delivery of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Purchaser  Notes and the Warrant by the Company and
the  consummation by it of the transactions  described herein and therein,  have been duly  authorized by the Company's  Board of Directors  (the "BOARD") and no
further consent or  authorization  is required by the Company,  the Board or the
Company's  stockholders under the Delaware General  Corporation Law, the Charter or  otherwise.  This  Agreement  and the Related  Agreements  have been duly and validly  authorized,  executed  and  delivered  on  behalf of the  Company.  The
Agreement  and the Related  Agreements,  when  executed and delivered and to the extent it is a party  thereto,  will be valid  and  binding  obligations  of the
Company,  enforceable in accordance  with their terms,  except (a) as limited by applicable bankruptcy, insolvency,  reorganization,  moratorium or other laws of general  application  affecting  enforcement  of creditors'  rights,  and (b) as limited by general  principles  of equity  that  restrict  the  availability  of equitable or legal remedies. The sale of the Purchaser Notes and the PO Note and the  subsequent  conversion  of the  Purchaser  Notes  and the PO Note into Note
Shares  are not and will not be subject  to any  preemptive  rights or rights of first refusal that have not been properly  waived or complied with. The issuance of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not and will not be subject to any preemptive  rights or rights of first refusal that have not been properly waived or complied with.

     4.5.    LIABILITIES.  Except as disclosed in SCHEDULE 4.5, to the Company's knowledge,  the Company has no material contingent  liabilities,  except current liabilities  incurred  in  the  ordinary  course  of  business  and  liabilities disclosed in any of the  Company's  filings  (the "SEC  REPORTS") as of the date hereof  under the  Securities  Exchange Act of 1934,  as amended (the  "EXCHANGE
ACT").

     4.6.    AGREEMENTS;  ACTION.  Except  as set  forth on  SCHEDULE  4.6 or as disclosed in any SEC Reports:

             4.6.1  There  are  no  agreements,   understandings,   instruments,
contracts,  proposed transactions,  judgments, orders, writs or decrees to which the Company is a party or, to the Company's knowledge, by which it is bound that may involve (i)  obligations  (contingent  or otherwise) of, or payments to, the

Company in excess of $50,000  (other than  obligations  of, or payments  to, the
Company  arising from purchase or sale  agreements  entered into in the ordinary course of business),  (ii) the transfer or license of any Intellectual  Property
(as defined herein) to or from the Company (other than licenses arising from the purchase  of "off the  shelf"  or other  standard  products),  (iii)  provisions restricting  the  development,  manufacture  or  distribution  of the  Company's products or  services,  or (iv)  indemnification  by the Company with respect to infringements of proprietary rights.

             4.6.2 Since June 30, 2002, the Company has not (i) declared or paid any dividends,  or authorized or made any  distribution  upon or with respect to any class or series of its capital  stock,  (ii) incurred any  indebtedness  for money borrowed or any other liabilities (other than ordinary course obligations)
individually  in  excess  of  $50,000  or,  in the case of  indebtedness  and/or liabilities  individually  less  than  $50,000,  in excess  of  $100,000  in the aggregate,  (iii)  made any  loans or  advances  to any  person  not in  excess, individually or in the aggregate, of $100,000,  other than ordinary advances for travel  expenses,  or (iv) sold,  exchanged or otherwise  disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

             4.6.3 For the purposes of  subsections  4.6.1 and 4.6.2 above,  all indebtedness,  liabilities, agreements,  understandings,  instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the  individual  minimum dollar amounts of such subsections.

     4.7.    OBLIGATIONS  TO RELATED  PARTIES.  Except as set forth on  SCHEDULE
4.7,  there  are  no   obligations  of  the  Company  to  officers,   directors,
stockholders   or  employees  of  the  Company   other  than  (a)  arm's  length
transactions pursuant to which the Company makes payments in the ordinary course of business  upon terms no less  favorable  than the Company  could  obtain from third  parties,  (b) for payment of salary for  services  rendered and for bonus payments,  (c) reimbursement  for reasonable  expenses incurred on behalf of the
Company,  (d) for other standard employee  benefits made generally  available to all employees  (including stock option  agreements  outstanding  under any stock option plan approved by the Board) and (e)  obligations  listed in the Company's financial statements or disclosed in any of its SEC Reports. Except as described above or set forth on SCHEDULE 4.7 or as disclosed in any of the  Company's  SEC
Reports,  none of the officers,  directors or, to the Company's  knowledge,  key employees  or  stockholders  of the  Company or any  members of their  immediate families,  are indebted to the Company,  individually  or in the  aggregate,  in excess of $50,000 or have any direct or indirect  ownership interest in any firm or  corporation  with which the Company is  affiliated or with which the Company has a business relationship,  or any firm or corporation which competes with the
Company,   other  than  passive   investments  in  publicly   traded   companies
(representing  less than 5% of such company) which may compete with the Company.
Except as set forth on SCHEDULE 4.7, no officer, director or stockholder, or any member of their immediate  families,  is, directly or indirectly,  interested in any material  contract  with the Company and no  agreements,  understandings  or proposed  transactions are contemplated between the Company and any such person.
Except  as set  forth  on  SCHEDULE  4.7,  the  Company  is not a  guarantor  or indemnitor of any indebtedness of any other person, firm or corporation.

     4.8.    CHANGES. Since June 30, 2002, except as disclosed in any SEC Report or in  SCHEDULE  4.8 or any other  schedule to this  Agreement  or to any of the
Related Agreements, there has not been:

             4.8.1 Any change in the assets,  liabilities,  financial condition, prospects  or  operations  of the  Company,  other than  changes in the ordinary course of business, none of which individually or in the aggregate has had or is
reasonably   expected  to  have  a  material  adverse  effect  on  such  assets, liabilities, financial condition, prospects or operations of the Company;

             4.8.2 Any  resignation or termination of any officer,  key employee or group of employees of the Company;

             4.8.3  Any  material  change,  except  in the  ordinary  course  of business,  in the  contingent  obligations  of the  Company by way of  guaranty, endorsement, indemnity, warranty or otherwise;

             4.8.4 Any damage,  destruction  or loss,  whether or not covered by insurance,  materially  and  adversely  affecting  the  properties,  business or prospects or financial condition of the Company;

             4.8.5  Any  waiver  by the  Company  of a  material  right  or of a material debt owed to it;

             4.8.6 Any material  direct or indirect loans made by the Company to any  stockholder,  employee,  officer or  director  of the  Company,  other than advances made in the ordinary course of business;

             4.8.7  Any  material  change  in any  compensation  arrangement  or agreement with any employee, officer, director or stockholder;

             4.8.8  Any   declaration  or  payment  of  any  dividend  or  other
distribution of the assets of the Company;

             4.8.9 Any labor organization activity related to the Company;

             4.8.10 Any material debt, obligation or liability incurred, assumed or  guaranteed  by the  Company,  and for  current  liabilities  incurred in the ordinary course of business;

             4.8.11  Any  sale,  assignment  or  transfer  of  any  Intellectual
Property (as defined herein);

             4.8.12 Any change in any material agreement to which the Company is a party or by which it is bound which may  materially  and adversely  affect the business, assets, liabilities,  financial condition,  operations or prospects of the Company;

             4.8.13 Any other event or condition of any character  that,  either individually  or  cumulatively,  has or may materially and adversely  affect the business, assets, liabilities,  financial condition,  prospects or operations of the Company; or

             4.8.14 Any  arrangement  or  commitment by the Company to do any of the acts described in subsection 4.8.1 through 4.8.13 above.

     4.9.    TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. Except for Intellectual
Property which is the subject of SECTION 4.10 hereof, and except as set forth on
SCHEDULE 4.9, the Company has good and  marketable  title to its  properties and assets,  and good title to its  leasehold  estates,  in each case  subject to no mortgage,  pledge,  lien,  lease,  encumbrance  or charge,  other than (a) those resulting from taxes which have not yet become  delinquent,  (b) Permitted Liens
(as defined in the Security Agreement), and (c) those that have otherwise arisen in the  ordinary  course of  business.  All  facilities,  machinery,  equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes  for which  they are being used or for which  they are  intended  to be used. Except as set forth on SCHEDULE 4.9, the Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

     4.10.   INTELLECTUAL PROPERTY.

             4.10.1 The Company owns or possesses sufficient legal rights to use all patents, trademarks,  service marks, trade names, copyrights, trade secrets, licenses,  information and other proprietary rights and processes ("INTELLECTUAL
PROPERTY")  necessary for its business as now  conducted,  and, to the Company's knowledge,  as presently  proposed to be  conducted  without,  to the  Company's knowledge,  any  infringement of the rights of others.  There are no outstanding
options,   licenses  or  agreements  of  any  kind  relating  to  the  Company's
Intellectual  Property,  nor is the Company  bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual  Property of any other person or entity other than such licenses or  agreements  arising from the purchase of "off the shelf" or standard products.

             4.10.2  Except as set forth in SCHEDULE  4.12,  the Company has not received any  communications  alleging  that the Company has violated any of the
Intellectual Property of any other person or entity, nor is the Company aware of any basis therefore.

             4.10.3  To the  Company's  knowledge,  it is not,  nor  will it be, necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their  employment by the Company,  except for inventions,  trade secrets or proprietary  information that have been rightfully assigned to the Company.

     4.11.   COMPLIANCE WITH OTHER INSTRUMENTS.  Except as set forth on SCHEDULE
4.11,  the Company is not in  violation or default of any term of its Charter or
Bylaws,  or in material  violation of any provision of any mortgage,  indenture, contract, agreement,  instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ. The execution,  delivery and performance of and compliance with this Agreement and the Related  Agreements to which it is a party,  and the  issuance and sale of the  Purchaser  Notes by the
Company and the other Securities by the Company pursuant hereto,  will not, with or without the passage of time or giving of notice,  result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage,  pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation,  impairment,  forfeiture  or  nonrenewal  of  any  permit,  license,

authorization or approval applicable to the Company,  its business or operations or any of its assets or properties.

     4.12.   LITIGATION.  Except  as set  forth on  SCHEDULE  4.12  hereto or as disclosed  in  the  SEC  Reports,  there  is  no  action,  suit,  proceeding  or investigation  pending  or, to the  Company's  knowledge,  currently  threatened against  the  Company,  wherein  an  unfavorable  decision,  ruling or  finding, individually or in the aggregate,  could be expected to prevent the Company from entering into this  Agreement or the Related  Agreements,  or to consummate  the transactions  contemplated  hereby or  thereby,  or which might  result,  either individually or in the aggregate,  in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current  equity  ownership  of the  Company.  The Company is not a party or subject to the provisions of any order, writ,  injunction,  judgment or decree of any court,  government agency or instrumentality.  There is no action, suit,  proceeding or investigation by the Company currently pending or which the
Company intends to initiate as of the date hereof.

     4.13.   TAX RETURNS  AND  PAYMENTS.  The  Company has timely  filed all tax returns  (federal,  state and local) required to be filed by it. All taxes shown to be due and payable on such  returns,  any  assessments  imposed,  and, to the
Company's knowledge, all other taxes due and payable by the Company on or before the Closing  Date,  have been paid or will be paid prior to the time they become delinquent.  Except as set forth on  SCHEDULE  4.13,  the  Company  has not been advised (a) that any of its returns,  federal,  state or other, have been or are being audited as of the date hereof,  or (b) of any  deficiency in assessment or proposed  judgment  to its  federal,  state or  other  taxes.  To the  Company's knowledge,  there is no liability for any tax to be imposed upon its  properties or assets as of the date of this Agreement that is not adequately provided for.

     4.14.   LABOR  MATTERS.  Except as set forth on SCHEDULE  4.14, the Company has no collective bargaining  agreements with any of its employees.  There is no labor  union  organizing  activity  pending  or,  to  the  Company's  knowledge, threatened  with respect to the Company.  Except as disclosed in the SEC Reports or on SCHEDULE  4.14,  the  Company is not a party to or bound by any  currently effective employment contract,  deferred compensation  arrangement,  bonus plan, incentive  plan,  profit  sharing plan,  retirement  agreement or other employee compensation plan or agreement.  To the Company's knowledge,  no employee of the
Company,  nor any  consultant  with  whom  the  Company  has  contracted,  is in violation  of any  term  of any  employment  contract,  proprietary  information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract  with,  the Company  because of the nature of the business to be conducted  by the Company;  and to the  Company's  knowledge  the
continued  employment  by  the  Company  of  its  present  employees,   and  the
performance of the Company's  contracts with its independent  contractors,  will not  result  in any such  violation.  To the  Company's  knowledge,  none of its employees is  obligated  under any contract  (including  licenses,  covenants or commitments  of any  nature) or other  agreement,  or  subject to any  judgment, decree or order of any court or administrative agency, that would interfere with his or her  duties to the  Company.  The  Company  has not  received  any notice alleging that any such  violation has occurred.  Except for employees who have a current  effective  employment  agreement  with the Company,  no employee of the
Company has been granted the right to continued  employment by the Company or to any material compensation  following termination of employment with the Company.
Except as set forth on SCHEDULE 4.14, the Company is not aware that any officer,

key  employee  or group of  employees  intends to  terminate  his,  her or their employment  with the Company,  nor does the Company have a present  intention to terminate the employment of any officer, key employee or group of employees.

     4.15.   REGISTRATION  RIGHTS  AND  VOTING  RIGHTS.  Except  as set forth on
SCHEDULE  4.15 and  except as  disclosed  in the SEC  Reports,  the  Company  is presently not under any obligation,  and has not granted any rights, to register any of the Company's presently  outstanding  securities or any of its securities that may hereafter be issued. Except as set forth on SCHEDULE 4.15 and except as disclosed in the SEC Reports, to the Company's knowledge,  no stockholder of the
Company  has entered  into any  agreement  with  respect to the voting of equity securities of the Company.

     4.16.   COMPLIANCE  WITH  LAWS;  PERMITS.  Except as set forth on  SCHEDULE
4.16,  to the  Company's  knowledge,  the  Company  is not in  violation  in any
material  respect  of  any  applicable  statute,  rule,  regulation,   order  or
restriction  of any domestic or foreign  government  or any  instrumentality  or agency thereof in respect of the conduct of its business or the ownership of its properties  which violation would  materially and adversely affect the business, assets,  liabilities,  financial  condition,  operations  or  prospects  of  the
Company.   No  governmental   orders,   permissions,   consents,   approvals  or
authorizations  are required to be obtained and no registrations or declarations are required to be filed in  connection  with the execution and delivery of this
Agreement  and the  issuance of any of the  Securities,  except such as has been duly and validly  obtained or filed by the Closing  Date, or with respect to any filings that must be made after the Closing  Date,  as will be filed in a timely manner.  The Company has all  material  franchises,  permits,  licenses  and any similar  authority  necessary  for the  conduct  of its  business  as now  being conducted by it, the lack of which would  materially  and  adversely  affect the business, properties, prospects or financial condition of the Company.

     4.17.   ENVIRONMENTAL  AND SAFETY  LAWS.  The  Company  is not in  material violation  of  any  applicable  statute,  law  or  regulation  relating  to  the environment or occupational  health and safety, and to the Company's  knowledge, no  material  expenditures  are or will be  required in order to comply with any such existing statute, law or regulation.  Except as set forth on SCHEDULE 4.17, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed  of by the  Company  in  violation  of any  applicable  statue,  law or regulation  relating to the environment or, to the Company's  knowledge,  by any other  person or entity on any  property  owned,  leased or used by the  Company except for such use, storage or disposal which would not have a material adverse effect. For the purposes of the preceding sentence,  "HAZARDOUS MATERIALS" shall mean (a)  materials  which are listed or  otherwise  defined as  "HAZARDOUS"  or
"TOXIC" under any  applicable  local,  state,  federal  and/or  foreign laws and regulations  that  govern  the  existence  and/or  remedy  of  contamination  on property,  the protection of the environment from contamination,  the control of hazardous wastes, or other activities involving hazardous substances,  including building materials, or (b) any petroleum products or nuclear materials.

     4.18.   VALID OFFERING.  Assuming the accuracy of the  representations  and warranties of the Purchaser  contained in this  Agreement,  the offer,  sale and issuance of the Securities will be exempt from the registration  requirements of the Securities  Act of 1933, as amended (the  "SECURITIES  ACT"),  and will have

                                       10

been registered or qualified (or are exempt from registration and qualification)
under the registration,  permit or qualification  requirements of all applicable state securities laws.

     4.19.   FULL  DISCLOSURE.  The Company has provided the Purchaser  with all information  requested  by the  Purchaser  in  connection  with its  decision to purchase the Purchaser Notes and Warrant,  including all information the Company believes is reasonably necessary to make such investment decision.  Neither this
Agreement,  the exhibits and schedules  hereto,  the Related  Agreements nor any other  document  delivered by the Company to the  Purchaser or its  attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby,  contain any untrue  statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or  therein,  in  light  of the  circumstances  in  which  they  are  made,  not misleading.  Any  financial  projections  and other  estimates  provided  to the
Purchaser by the Company were based on the Company's  experience in the industry and on assumptions of fact and opinion as to future events which the Company, at the date of the  issuance  of such  projections  or  estimates,  believed  to be reasonable.

     4.20.   INSURANCE.  The Company has general commercial,  product liability, fire and casualty  insurance  policies with  coverages  which,  to the Company's knowledge,  are customary for companies similarly situated to the Company in the same or similar business.

     4.21.   LISTING.  The Common  Stock is listed for  trading on the  National
Quotation Bureau's Pink Sheets. The Company has not received any notice that its
Common Stock will be delisted from the National  Quotation  Bureau's Pink Sheets or that its Common Stock does not meet all requirements for listing.

     4.22.   NO  INTEGRATED  OFFERING.  Neither  the  Company,  nor  any  of its
affiliates  (as such term is defined in Rule 501(b)  under the  Securities  Act)
has,  directly  or through any  authorized  agent,  during the six month  period ending on the date of this  Agreement,  made any offers or sales of any security or  solicited  any offers to buy any  security  in a manner that would cause the offering of the Securities  pursuant to this Agreement to fail to be entitled to the  exemption  afforded by Rule 506 under,  or section 4(2) of, the  Securities
Act.  Neither the Company nor any of its  affiliates (as such term is defined in
Rule 501(b) under the Securities Act) shall take any intentional action or steps that would cause the  offering of the  Securities  to fail to be entitled to the exemption  afforded by Rule 506 under,  or under Section 4(2) of, the Securities
Act.

     4.23.   STOP TRANSFER.  The Securities are restricted  securities as of the date of this  Agreement.  The Company will not issue any stop transfer  order or other order impeding the sale and delivery of any of the Securities at such time as  the  Securities  are  registered  for  public  sale  or  an  exemption  from registration  is available,  except as required by state and federal  securities laws or as provided by Section 7(d) of the Registration Rights Agreement.

     4.24.   DILUTION. The Company specifically acknowledges that its obligation to issue the Note Shares upon  conversion of the Purchaser Notes and the PO Note and the Warrant  Shares upon exercise of the Warrant is binding upon the Company and  enforceable  regardless  of the  dilution  such  issuance  may  have on the ownership interests of other shareholders of the Company.

                                       11

5.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

             The  Purchaser  hereby  represents,  warrants and  covenants to the
Company, as of the date of this Agreement:

     5.1.    NO SHORTING.  Neither the Purchaser nor any of its  affiliates  and investment  partners will or will cause any person or entity, to directly engage in "short  sales" of the Company's  Common Stock while any principal  portion of either Purchaser Note or the PO Note is outstanding.

     5.2.    REQUISITE   POWER  AND  AUTHORITY.   The  Purchaser  is  a  limited
partnership duly organized, validly existing and in good standing under the laws of the Cayman Islands. The Purchaser has the corporate power and authority under all applicable provisions of law to execute, deliver, enter into and perform the obligations  under  this  Agreement  and the  Related  Agreements  and all other agreements referred to herein or therein, to carry out their provisions,  and to perform  all  obligations  of the  Purchaser  hereunder  and  thereunder  at the
Closing.   The  execution  and  delivery  of  this  Agreement  and  the  Related
Agreements,  the performance of all  obligations of the Purchaser  hereunder and thereunder  at  the  Closing  and  the  consummation  by  the  Purchaser  of the transactions  described herein and therein have been duly and validly authorized on behalf of the Purchaser.  This Agreement and the Related Agreements have been duly and  validly  executed  and  delivered  on  behalf of the  Purchaser.  This
Agreement  and the Related  Agreements,  when  executed and delivered and to the extent it is a party  thereto,  will be valid  and  binding  obligations  of the
Purchaser,  enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency,  reorganization,  moratorium or other laws of general  application  affecting  enforcement  of creditors'  rights,  and (b) as limited by general  principles  of equity  that  restrict  the  availability  of equitable and legal remedies.

     5.3.    INVESTMENT  REPRESENTATIONS.  The  Purchaser  understands  that the
Securities are being offered and sold to it in reliance upon certain  exemptions from the  registration  requirements  of the  United  States  federal  and state securities  laws,  and that the  Company  is  relying in part upon the truth and
accuracy   of,   and  the   Purchaser's   compliance   with,   the   Purchaser's
representations contained in this Agreement, including, without limitation, that the  Purchaser is an  "accredited  investor"  within the meaning of Regulation D under  the  Securities  Act in  order  to  determine  the  availability  of such exemptions and the eligibility of the Purchaser to acquire the  Securities.  The
Purchaser  confirms  that it and/or its advisors  have received or have had full access  to all the  information  that  either  of them  considers  necessary  or appropriate  to  make  an  informed  investment  decision  with  respect  to the
Purchaser  Notes,  the PO Note and the Warrant to be  purchased by it under this
Agreement  and the Note  Shares and the Warrant  Shares  acquired by it upon the conversion of the Purchaser  Notes, the PO Note and the exercise of the Warrant, respectively.  The Purchaser  and/or its advisors further confirm that they have had an  opportunity  to ask  questions  and  receive  answers  from the  Company regarding the Company's business, management and financial affairs and the terms and conditions of the sale and issuance of the Purchaser  Notes, the PO Note and the issuance of the  Warrant,  the Note  Shares,  and the Warrant  Shares and to
obtain  additional  information  (to  the  extent  the  Company  possessed  such information  or  could  acquire  it  without  unreasonable  effort  or  expense)
necessary to verify any  information  furnished to the Purchaser or to which the
Purchaser had access.

                                       12

     5.4.    PURCHASER  BEARS  ECONOMIC  RISK.  The  Purchaser  has  substantial experience in  evaluating  and investing in private  placement  transactions  of securities  in  companies  similar  to the  Company  so  that it is  capable  of evaluating  the merits and risks of its  investment  in the  Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this  investment  until the  Securities are sold pursuant to (i) an effective registration  statement  under the  Securities  Act, or (ii) an  exemption  from registration is available with respect to such sale.

     5.5.    ACQUISITION  FOR OWN ACCOUNT.  The  Purchaser is (i)  acquiring the
Purchaser  Notes,  the PO Note  and  Warrant,  and  (ii)  upon  exercise  of the
Purchaser Notes and the PO Note, will acquire the Note Shares then issuable, and upon exercise of the Warrant, will acquire the Warrant Shares then issuable, for the Purchaser's  own account for investment  only, and not as a nominee or agent and not with a view towards or for resale in connection  with the public sale or distribution thereof.

     5.6.    PURCHASER CAN PROTECT ITS INTEREST.  The Purchaser  represents that by reason of its, or of its management's, business and financial experience, the
Purchaser has the capacity to evaluate the merits and risks of its investment in the  Securities  and to  protect  its  own  interests  in  connection  with  the transactions contemplated in this Agreement and the Related Agreements. Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

     5.7.    ACCREDITED  INVESTOR.  The  Purchaser  represents  that  it  is  an
"accredited  investor"  as that term is defined in Rule 501(a) of  Regulation  D under the Securities Act.

     5.8.    NO GOVERNMENTAL  REVIEW.  The Purchaser  understands that no United
States federal or state agency or any other  government or  governmental  agency has passed on or made any recommendation or endorsement of the Securities or the fairness  or  suitability  of the  investment  in the  Securities  nor have such authorities  passed  upon  the  endorsed  the  merits  of  the  offering  of the
Securities.

     5.9.    LEGENDS.

             5.9.1 The  Convertible  Note,  the Term Note and the PO Note  shall each bear substantially the following legend:

             "THIS NOTE AND THE COMMON STOCK ISSUABLE UPON  CONVERSION
             OF  THIS  NOTE  HAVE  NOT  BEEN   REGISTERED   UNDER  THE
             SECURITIES  ACT OF 1933,  AS AMENDED (THE "ACT"),  OR ANY
             STATE  SECURITIES  LAWS.  THIS NOTE AND THE COMMON  STOCK
             ISSUABLE  UPON  CONVERSION  OF THIS NOTE MAY NOT BE SOLD,
             OFFERED  FOR  SALE,  TRANSFERRED,  ASSIGNED,  PLEDGED  OR
             HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE  REGISTRATION
             STATEMENT  AS TO THIS NOTE OR SUCH  SHARES  UNDER THE ACT
             AND STATE  SECURITIES  LAWS OR PURSUANT TO AN  APPLICABLE

                                       13

             EXEMPTION TO THE  REGISTRATION  REQUIREMENTS  OF SUCH ACT
             AND SUCH LAWS BASED ON AN  OPINION OF COUNSEL  REASONABLY
             SATISFACTORY  TO  TIDEL  TECHNOLOGIES,   INC.  THAT  SUCH
             REGISTRATION IS NOT REQUIRED."

             5.9.2 The Note Shares and the Warrant Shares, if not issued by DWAC system  (as  defined  in the  Note),  shall  bear a  legend  which  shall  be in substantially  the following  form until such shares are covered by an effective registration statement filed with the SEC:

             "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
             REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED
             (THE "ACT"),  OR ANY STATE  SECURITIES LAWS. THESE SHARES
             MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED,
             PLEDGED OR  HYPOTHECATED  IN THE ABSENCE OF AN  EFFECTIVE
             REGISTRATION  STATEMENT  AS TO THESE SHARES UNDER THE ACT
             AND STATE  SECURITIES  LAWS OR PURSUANT TO AN  APPLICABLE
             EXEMPTION TO THE  REGISTRATION  REQUIREMENTS  OF SUCH ACT
             AND SUCH LAWS BASED ON AN  OPINION OF COUNSEL  REASONABLY
             SATISFACTORY  TO  TIDEL  TECHNOLOGIES,   INC.  THAT  SUCH
             REGISTRATION IS NOT REQUIRED."

             5.9.3 The Warrant shall bear substantially the following legend:

             "THIS  WARRANT  AND  THE  COMMON  SHARES   ISSUABLE  UPON
             EXERCISE OF THIS WARRANT HAVE NOT BEEN  REGISTERED  UNDER
             THE  SECURITIES  ACT OF 1933, AS AMENDED (THE "ACT"),  OR
             ANY STATE  SECURITIES  LAWS.  THIS WARRANT AND THE COMMON
             SHARES  ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE
             SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR
             HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE  REGISTRATION
             STATEMENT AS TO THIS WARRANT OR THE UNDERLYING  SHARES OF
             COMMON STOCK UNDER THE ACT AND STATE  SECURITIES  LAWS OR
             PURSUANT TO AN APPLICABLE  EXEMPTION TO THE  REGISTRATION
             REQUIREMENTS  OF  SUCH  ACT AND  SUCH  LAWS  BASED  ON AN
             OPINION  OF  COUNSEL  REASONABLY  SATISFACTORY  TO  TIDEL
             TECHNOLOGIES,   INC.  THAT  SUCH   REGISTRATION   IS  NOT
             REQUIRED."

                                       14

6.   COVENANTS OF THE COMPANY.

             The Company covenants and agrees with the Purchaser as follows:

     6.1.    STOP-ORDERS. The Company will advise the Purchaser,  promptly after it receives  notice of issuance by the Securities and Exchange  Commission  (the
"SEC"), any state securities commission or any other regulatory authority of any stop  order  or of any  order  preventing  or  suspending  any  offering  of any securities  of the Company,  or of the  suspension of the  qualification  of the
Common Stock for offering or sale in any jurisdiction,  or the initiation of any proceeding for any such purpose.

     6.2.    LISTING.

             6.2.1 (i) On or before  January 31, 2005,  the Company will deliver to the Purchaser evidence  satisfactory to the Purchaser of the Company's filing of its Annual  Report on Form 10-K for its fiscal year ended  September 30, 2002 and (ii) on or before July 31, 2005,  the Company will deliver to the  Purchaser evidence satisfactory to the Purchaser that the Company has filed the following:
(A) the Company's Quarterly Reports on Form 10-Q for the quarters ended December
31, 2002,  March 31, 2003, June 30, 2003,  December 31, 2003, March 31, 2004 and
June 30, 2004 and (B) the Company's  Annual  Reports on Form 10-K for the fiscal year ended September 30, 2003 and September 30, 2004 (collectively,  the "FILING
REQUIREMENTS").  Upon satisfaction of the Filing Requirements, the Company shall be current in the filing of its required SEC  Reports.  Each SEC Report,  at the time of its filing, shall be in substantial  compliance with the requirements of the Exchange Act and the regulations  promulgated thereunder and none of the SEC
Reports,  as of their respective filing dates, will contain any untrue statement of a  material  fact or omit to state a  material  fact  required  to be  stated
therein  or  necessary  to  make  the  statements   therein,  in  light  of  the
circumstances under which they were made, not misleading.  The Purchaser and the
Company hereby agree that this Section 6.2.1 shall supercede and replace Section
6.2.1 of the 2003 Purchase Agreement (as defined below).

             6.2.2  Fourteen  (14) days  following  satisfaction  of the  Filing
Requirements in accordance with the terms of the  immediately  preceding  clause
6.2.1,  the Company  will  deliver to the  Purchaser  evidence of the  Company's listing of the Common Stock on the Nasdaq Over the Counter  Bulletin  Board (the
"PRINCIPAL  MARKET"),  and shall comply with any and all  requirements to become listed on the Principal  Market. As soon as the Company receives notice that the
Common  Stock is  listed on the  Principal  Market,  the  Company  will  deliver evidence to the  Purchaser of the listing of the Common  Stock on the  Principal
Market  (the  "LISTING   REQUIREMENT").   As  soon  as   practicable   following
satisfaction of the Listing Requirement, the Company shall secure the listing of the shares of Common Stock issuable upon conversion of the Convertible  Note and upon the exercise of the Warrant on the  Principal  Market  (subject to official notice of issuance)  and shall  maintain such listing for the lesser of (a) five
(5) years or (b) so long as any other shares of Common Stock shall be so listed.
The  Company  shall for a period  of not less than five (5) years  comply in all material  respects with the Company's  reporting,  filing and other  obligations under the bylaws or rules of the  National  Association  of  Securities  Dealers
("NASD") or such alternate exchange, as applicable.

                                       15

     6.3.    MARKET  REGULATIONS.  If  required  by the  SEC,  NASD  and/or  any applicable state authorities, in accordance with such requirements,  the Company shall  notify  each  of  the  SEC,  NASD  and  such  state  authorities  of  the transactions  contemplated by this Agreement, and shall take all other necessary action and  proceedings as may be required and permitted by applicable law, rule and  regulation,  for the legal  and valid  issuance  of the  Securities  to the
Purchaser and promptly provide copies thereof to the Purchaser.

     6.4.    REPORTING  REQUIREMENTS.  So long as any amounts remain outstanding under the  Purchaser  Notes or the 2003 Note  and/or  any other  amounts  remain payable under any and all other  documents,  instruments and agreements  entered into in connection  therewith (the  "PURCHASER  DEBT"),  the Company will timely file with the SEC all reports  required to be filed pursuant to the Exchange Act and refrain from  terminating  its status as an issuer  required by the Exchange
Act to  file  reports  thereunder  even  if the  Exchange  Act or the  rules  or regulations thereunder would permit such termination.

     6.5.    USE OF  FUNDS.  The  Company  agrees  that it  will  use (i) on the
Closing Date, $258,920.37 of the proceeds of the sale of the Convertible Note to pay the  outstanding  interest owed to the Purchaser in connection with the 2003
Note, (ii) the remainder of the proceeds of the Convertible Note not utilized in accordance  with the  preceding  clause (i) to pay a portion of the Fees and for working capital purposes, (iii) on the Closing Date, $417,833.33 of the proceeds of the Term Note (which will  initially be held in a  segregated  account of the
Purchaser  at  North  Fork  Bank)  to  pay  interest,  fees  and  other  amounts outstanding  now or in the future in  connection  with the 2003  Note,  the Term
Note,  the PO Note and/or the  Convertible  Note,  and (iv) the remainder of the proceeds  of the  sale of the  Term  Note to pay a  portion  of the  Fees and as described in the Disbursement  Letter,  and the remainder to be used for working capital purposes.

     6.6.    ACCESS  TO  FACILITIES.  So  long  as any  Purchaser  Debt  remains outstanding,  the Company  will  permit any  representatives  designated  by the
Purchaser (or any successor of the Purchaser), upon reasonable notice and during
normal  business   hours,  at  such  person's   expense  and  accompanied  by  a
representative of the Company, to (a) visit and inspect any of the properties of the Company,  (b) examine the  corporate  and  financial  records of the Company
(unless such  examination is not permitted by federal,  state or local law or by contract)  and make  copies  thereof or extracts  therefrom  and (c) discuss the affairs,  finances and accounts of the Company with the directors,  officers and independent  accountants  of the Company.  Notwithstanding  the  foregoing,  the
Company  shall not be  required by this  Section  6.6 to provide  any  material,
non-public   information  to  the  Purchaser   unless  the  Purchaser   signs  a
confidentiality  agreement and otherwise  complies with  Regulation FD under the
Exchange Act.

     6.7.    TAXES.  So long as any  Purchaser  Debt  remains  outstanding,  the
Company will promptly pay and discharge, or cause to be paid and discharged when due and payable,  all lawful  taxes,  assessments  and  governmental  charges or levies  imposed upon the income,  profits,  property or business of the Company;
provided,  however,  that any such tax,  assessment,  charge or levy need not be paid if the  validity  thereof  shall  currently  be  contested in good faith by appropriate  proceedings  and if the  Company  shall have set aside on its books adequate reserves with respect thereto, and provided,  further, that the Company will pay all such  taxes,  assessments,  charges  or levies  forthwith  upon the commencement  of  proceedings  to foreclose  any lien which may have attached as security therefore.

                                       16

     6.8.    INSURANCE.  So long as any Purchaser Debt remains outstanding,  the
Company  will keep its assets  which are of an  insurable  character  insured by insurers that the Company  reasonably  deems  financially  sound and  reputable, against loss or damage by fire,  explosion and other risks  customarily  insured against by companies in similar business similarly situated as the Company;  and the Company will maintain,  with such financially sound and reputable  insurers, insurance  against other hazards and risks and liability to persons and property to the  extent  and in the  manner  which the  Company  reasonably  believes  is customary for companies in similar  business  similarly  situated as the Company and to the extent available on commercially reasonable terms.

     6.9.    INTELLECTUAL  PROPERTY.  So  long  as any  Purchaser  Debt  remains outstanding,  the Company shall  maintain in full force and effect its corporate existence,  rights  and  franchises  and all  licenses  and other  rights to use material Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

     6.10.   PROPERTIES. So long as any Purchaser Debt remains outstanding,  the
Company will keep its  properties in good repair,  working order and  condition, reasonable  wear and tear  excepted,  and from time to time make all needful and proper repairs, renewals, replacements,  additions and improvements thereto; and
the Company will at all times comply with each  provision of all leases to which it is a party  or  under  which  it  occupies  property  if the  breach  of such provision could reasonably be expected to have a material adverse effect.

     6.11.   CONFIDENTIALITY. The Company agrees that it will not, without prior
written  consent  of  the  Purchaser,   disclose,   or  include  in  any  public
announcement,  the name of the  Purchaser,  unless and until such  disclosure is required by law or  applicable  regulation,  and then only to the extent of such requirement. The Purchaser acknowledges that the Company is required to disclose the Purchaser's name and this transaction under federal securities laws.

     6.12.   REQUIRED  APPROVALS.  For so long as any principal amount of any of the  Convertible  Note,  the Term  Note or the  2003  Convertible  Term  Note is
outstanding,  or for so long as any Advances are outstanding  under the Purchase
Order Agreement,  neither the Company nor any of its  Subsidiaries,  without the prior written consent of the Purchaser,  shall take any of the actions listed on
SCHEDULE 6.12.

     6.13.   REISSUANCE   OF   SECURITIES.   The   Company   agrees  to  reissue
certificates representing the shares of Common Stock issuable upon conversion of the Purchaser Notes and the PO Note and upon exercise of the Warrant without the legends set forth in Section 5.9 above at such time as (a) the holder thereof is permitted  to dispose  of such  Securities  pursuant  to Rule  144(k)  under the
Securities  Act,  or  (b)  upon  resale  subject  to an  effective  registration statement  after such  Securities are registered  under the Securities  Act. The
Company  agrees to cooperate  with the Purchaser in connection  with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions  necessary to allow such  resales  provided  the Company and its  counsel  receive  reasonably requested representations from the selling Purchaser and broker, if any.

     6.14.   OPINION.  In  addition to the  Opinion  (as  defined  herein),  the
Company will provide, at the Company's expense, such other legal opinions in the

                                       17

future as are reasonably necessary for the conversion of the Purchaser Notes and the PO Note and the exercise of the Warrant.

     6.15.   FINANCIAL STATEMENTS. (a) Commencing with the Company's fiscal year ending  September 30, 2004,  as soon as  available,  and in any event within one hundred and five (105) days after the end of each  fiscal  year of the  Company, the Company  shall deliver to the  Purchaser  the  Company's  audited  financial statements  with  a  report  of  independent  certified  public  accountants  of recognized  standing  selected by the Company and  reasonably  acceptable to the
Purchaser (the  "ACCOUNTANTS"),  which annual financial statements shall include the  Company's  balance  sheet as at the end of such fiscal year and the related statements of the  Company's  income,  retained  earnings and cash flows for the fiscal year then ended,  prepared,  on a consolidating and consolidated basis to include all  subsidiaries,  all in reasonable  detail and prepared in accordance with generally accepted accounting principles practices and procedures in effect from time to time in the United  States of America  ("GAAP"),  together with (i)
copies of any management  letters  prepared by such  Accountants;  (ii) a report signed by the Accountants  stating that, in making the investigations  necessary for said opinion, they obtained no knowledge,  except as specifically stated, of any  "EVENT OF  DEFAULT"  (as  defined  in the  Convertible  Note);  and (iii) a certificate  of the  Company's  President,  Chief  Executive  Officer  or  Chief
Financial  Officer stating that such financial  statements have been prepared in accordance  with GAAP and stating  whether or not such officer has  knowledge of the  occurrence  of any  Event of  Default  hereunder  and,  if so,  stating  in reasonable detail the facts with respect thereto;

             6.15.1  Commencing with the Company's fiscal quarter ended December
31, 2004, as soon as available and in any event within (i) fifty (50) days after the end of each  quarter  and (ii) thirty (30) days after the end of each month, the Company shall deliver to the Purchaser an  unaudited/internal  balance sheet and statements of income,  retained earnings and cash flows of the Company as at the end of and for such  quarter or month,  as the case may be, and for the year to date period then ended, on a consolidating and consolidated  basis to include all  subsidiaries,  in  reasonable  detail and stating in  comparative  form the figures  for the  corresponding  date and  periods  in the  previous  year,  all
prepared  in  accordance  with  GAAP,   subject  to  year-end   adjustments  and
accompanied by a certificate of the Company's President, Chief Executive Officer
or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance  with GAAP,  subject to year-end audit  adjustments,  and
(ii) whether or not such officer has knowledge of the occurrence of any Event of
Default  hereunder not theretofore  reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

             6.15.2  Within  thirty (30) days after the end of each  month,  the
Company  shall  deliver to the  Purchaser  any and all  amended  budgets for the
Company and its Subsidiaries.

     6.16.   [INTENTIONALLY DELETED].

     6.17.   RESTRICTIONS.  So long as any Purchaser  Debt remains  outstanding, without prior written consent of the Purchaser, the Company shall not, except as set  forth on  Schedule  6.17,  (i)  create,  assume  or  suffer  to  exist  any indebtedness  (exclusive  of  trade  debt)  senior  to or pari  passu  with  the
Purchaser  Debt,  and  in any  event  unless  and  until  each  holder  of  such indebtedness  shall have entered  into an  intercreditor  agreement  with and on

                                       18

terms reasonably  acceptable to the Purchaser  and/or (ii) declare,  pay or make any cash  dividend or  distribution  on any shares of its capital stock or apply any of its  funds,  property  or assets  to the  purchase,  redemption  or other retirement  of any of its capital stock or of any options to purchase or acquire any such shares of capital stock,  or make any cash  distribution  in respect of principal  owing to any debt or equity  holder of the Company to the extent that the  repayment of such  principal is junior in right of payment to the Purchaser
Debt.  In the event of any such payment to a holder of any  indebtedness  of the
Company which by its terms is pari passu with the Purchaser  Debt, the Purchaser
Debt and such other debt shall be paid on a pro rata basis.

     6.18.   RESTRICTED CASH DISCLOSURE.  The Company agrees that, in connection with its  filing of its 8-K  Report  with the SEC  concerning  the  transactions contemplated  by this  Agreement and the Related  Agreements  (such report,  the
"LAURUS  TRANSACTION  8-K") in a timely  manner after the date  hereof,  it will disclose in such Laurus  Transaction  8-K the amount of the proceeds of the Term
Note and/or the Convertible Note issued to the Purchaser that has been placed in escrow pursuant in a bank account  controlled by the Purchaser and is subject to the terms and conditions of this Agreement and the Related Agreements.

     6.19.   ENGAGEMENT  OF  INVESTMENT  BANKING  FIRM.  (a) The Company  hereby agrees  that within ten (10) days after the Closing  Date,  it shall  engage the investment banking services of Stifel,  Nicolaus & Company,  Inc. ("STIFEL") for
the purpose of actively pursuing the consummation of the Asset Sales.

(b)         The Company  further agrees that, in the event that the transaction described on SCHEDULE  6.19 (the  "Specified  Transaction")  is not
             consummated   either  a  result  of  the  Company   not   obtaining
             shareholder approval for such Specified  Transaction by October 31,
             2005 or the party currently interested in the Specified Transaction
             terminating   its   interests  in   consummating   such   Specified
             Transaction  by February 28, 2005,  the Company shall retain Stifel for the sale of the assets that were the  subject of the  Specified
             Transaction.

(c)          Unless  agreed  mutually  between the  Company  and the  Purchaser,
             Stifel shall be retained by the Company  until the assets  referred to in Section 6.19(a) and Section 6.19(b) are sold.

7.   COVENANTS OF THE PURCHASER.

     The Purchaser covenants and agrees with the Company as follows:

     7.1.    CONFIDENTIALITY.  The  Purchaser  agrees that it will not,  without prior  written  consent  of the  Company,  disclose,  or  include  in any public announcement,  the name of the Company,  or unless and until such  disclosure is required by law or  applicable  regulation,  and then only to the extent of such requirement.

     7.2.    NON-PUBLIC  INFORMATION.  The  Purchaser  agrees  not to effect any sales in the  shares  of the  Common  Stock  while in  possession  of  material, non-public  information  regarding  the  Company  if such  sales  would  violate applicable securities law.

                                       19

8.   COVENANTS OF THE COMPANY AND THE PURCHASER REGARDING INDEMNIFICATION.

     8.1.    INDEMNIFICATION.  Each  party  hereto  (the  "INDEMNIFYING  PARTY")
agrees to indemnify, hold harmless,  reimburse and defend the other party hereto
(the "INDEMNIFIED PARTY"), each of the Indemnified Party's officers,  directors, agents, affiliates,  control persons, and principal shareholders  (collectively, the  "INDEMNITEES"),  against any claim, cost, expense,  liability,  obligation, loss or damage (including  reasonable legal fees) of any nature,  incurred by or imposed  upon the  Indemnified  Party (each,  a "LOSS",  and  collectively,  the
"LOSSES")   which   results,   arises   out  of  or  is   based   upon  (i)  any
misrepresentation  by the Indemnifying  Party or breach of any representation or warranty made by the Indemnifying  Party in this Agreement or in any exhibits or schedules  attached  hereto  or any  Related  Agreement,  or (ii) any  breach or default in performance by the Indemnifying  Party of any covenant or undertaking to be performed by the  Indemnifying  Party  hereunder,  or any other  agreement entered into by the Company and the Purchaser relating hereto.

     8.2.    PROCEDURES.  (a) Any claim for recovery or indemnification pursuant to  Section  8.1  will be made  within  ten (10)  days  after  discovery  of the circumstances  underlying  such  claim  in a  written  statement  signed  by the
Indemnified Party, which will specify in reasonable detail each Loss suffered by the Indemnified  Party and the estimated amount thereof,  the date such item was claimed or the facts  giving rise to such claim were  discovered,  the basis for any alleged  liability  and the nature of the breach or claim to which each such item is related.

             8.2.1 Within ten (10) days after receipt by the  Indemnified  Party hereunder of notice of the  commencement  of any such action,  such  Indemnified
Party  shall,  if a  claim  in  respect  thereof  is  to  be  made  against  the
Indemnifying  Party hereunder,  notify the Indemnifying Party in writing thereof requesting indemnification and specifying the basis for which indemnification is sought and the amount of asserted  Losses,  to the extent  then  known,  but the omission  so to notify  the  Indemnifying  Party  shall not  relieve it from any liability  which it may have to such  Indemnified  Party  other  than under this
Section 8.2 and shall only  relieve it from any  liability  which it may have to such  Indemnified  Party  under  this  Section  8.2 if and  to  the  extent  the
Indemnifying Party is prejudiced by such omission. In case any such action shall be  brought  against  any  Indemnified  Party by a third  party (a "THIRD  PARTY
CLAIM") and it shall notify the Indemnifying Party of the commencement  thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish,  to assume and  undertake the defense of such Third Party Claim with counsel  satisfactory  to such  Indemnified  Party,  and,  after notice from the
Indemnifying  Party to such  Indemnified  Party of its election so to assume and undertake the defense  thereof,  the  Indemnifying  Party shall not be liable to
such   Indemnified   Party  under  this  Section  8.2  for  any  legal  expenses subsequently  incurred by such Indemnified  Party in connection with the defense thereof; if the Indemnified Party retains its own counsel,  then the Indemnified
Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the  defendants in any such action include both the  Indemnified  Party and the  Indemnifying  Party and the  Indemnified  Party  shall have  reasonably concluded  that  there  may be  reasonable  defenses  available  to it which are different from or additional to those available to the Indemnifying  Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying  Party,  the Indemnified  Party shall have the right to select one  separate  counsel  and to assume  such legal  defenses  and otherwise  to  participate  in the defense of such action,  with the  reasonable

                                       20

expenses and fees of such separate  counsel and other  expenses  related to such participation to be reimbursed by the Indemnifying Party as incurred.

9.   CONVERSION OF CONVERTIBLE NOTE.

             9.1.1 The Company understands that upon a Conversion (as defined in the  Convertible  Note) a delay in the  delivery  of the Note Shares in the form required pursuant to the Convertible Note beyond the "DELIVERY DATE" (as defined in the Convertible Note) could result in economic loss to the Purchaser.  In the event that the Note Shares are not  delivered  to the  Purchaser by the Delivery
Date, as  compensation to the Purchaser for such loss, the Company agrees to pay late  payments  to the  Purchaser  for late  issuance of such Note Shares in the amount equal to the greater of (i) $500 per business day after the Delivery Date
or  (ii)  the   Purchaser's   actual   damages  from  such   delayed   delivery.
Notwithstanding  the  foregoing,  the  Company  shall  not be  liable to pay the
Purchaser  any late  payments  if the delay in the  delivery  of the Note Shares beyond the  Delivery  Date is solely out of the  control of the  Company and the
Company is actively trying to cure the cause of the delay. The Company shall pay any payments required to be paid under this Section 9.1 in immediately available funds upon  demand  and, in the case of actual  damages by the  Purchaser,  upon receipt  by the  Company  of  reasonable  documentation  of the  amount  of such damages, containing the number of shares of Common Stock the Purchaser is forced to  purchase  (in an open market  transaction)  that the  Purchaser  anticipated receiving  upon such  Conversion.  Such  damages  owed by the  Purchaser  to the
Company  shall be calculated  as the amount by which (A) the  Purchaser's  total purchase  price  (including  customary  brokerage  commissions,  if any) for the shares of Common Stock so purchased  exceeds (B) the aggregate  principal and/or interest  amount of the Convertible  Note, for which such Conversion  Notice was not timely honored.

             9.1.2  Nothing  contained  herein or in any  document  referred  to herein or  delivered  in  connection  herewith  shall be deemed to  establish or require  the  payment of a rate of  interest  or other  charges in excess of the maximum  permitted by applicable  law. In the event that the rate of interest or dividends  required  to be paid or other  charges  hereunder  exceed the maximum amount  permitted by such law,  any payments in excess of such maximum  shall be credited  against amounts owed by the Company to the Purchaser and any remainder refunded to the Company.

10.  REGISTRATION RIGHTS.

     10.1.   REGISTRATION   RIGHTS   GRANTED.   The   Purchaser   shall   retain
registration rights pursuant to the terms of the Registration Rights Agreement.

     10.2.   OFFERING  RESTRICTIONS.  Except as previously  disclosed in the SEC
Reports or stock or stock  options  granted to  employees  or  directors  of the
Company,  or shares of preferred stock issued to pay dividends in respect of the
Company's  preferred  stock,  or equity or debt  issued  in  connection  with an acquisition  of a business  or assets by the  Company,  or the  issuance  by the
Company  of  stock  in  connection  with the  establishment  of a joint  venture partnership or licensing arrangement,  the Company will not issue any securities with a continuously  variable/floating  conversion feature which are or could be
(by  conversion or  registration)  free-trading  securities  (i.e.  common stock

                                       21

subject to a registration  statement)  prior to the full repayment or conversion of the Purchaser Debt.

11.  [INTENTIONALLY OMITTED]

12.  MISCELLANEOUS.

     12.1.   (a) The Company and the  Purchaser  hereby agree that,  on the date hereof, the following amounts are outstanding under the 2003 Note: $6,667,987.50
(collectively,  the "OUTSTANDING AMOUNTS"). The Company and the Purchaser hereby agree that the Outstanding Amounts shall be paid by the Company to the Purchaser in the following  manner: No payments of Principal Amount shall be due under the
2003 Note until February 1, 2005. From February 1, 2005 until November 30, 2005, on the  first of every  month,  payments  of  Monthly  Amounts  (as such term is defined in the 2003 Note) in an amount equal to $75,000 shall be due and payable to Holder (as such term is defined in the 2003 Note),  together with any accrued and unpaid interest to date on such portion of the Monthly Amount. From December
1, 2005 until the day prior to the Maturity Date (as such term is defined in the
2003  Note),  on the first of every  month,  payments  of Monthly  Amounts in an amount equal to $225,000  shall be due and payable to Holder,  together with any accrued and unpaid  interest to date on such portion of the Monthly  Amount.  On the Maturity Date, all remaining amounts of principal and interest due under the
2003 Note shall be due and payable to Holder.  No Event of Default (as such term is defined in the 2003 Note) as a result of the  non-payment of principal of the
2003  Note by the  Company  shall be deemed to have  occurred  unless  and until payments of Monthly  Amounts or any other  portion of the  Principal  Amount (as such term is defined in the 2003 Note) are not made  pursuant to this  paragraph and after the expiration of any applicable grace periods under the 2003 Note.

             (b)  Subject to the payment by the Company of the amounts set forth in Section 12.1(a) on the dates required by Section 12.1(a),  upon the execution of this Agreement,  the Purchaser  hereby waives all Events of Default that have occurred prior to the date hereof under the 2003 Note,  that certain  Securities
Purchase  Agreement  dated as of November  25,  2003 by and between  Company and
Purchaser (as amended,  modified or  supplemented  from time to time,  the "2003
PURCHASE  AGREEMENT"),  that certain Registration Rights Agreement,  dated as of
November  25,  2003,  by and between  Company  and the  Purchaser  (as  amended, modified  or  supplemented  from  time to time,  the "2003  REGISTRATION  RIGHTS
AGREEMENT",  and  together  with the  2003  Convertible  Term  Note and the 2003
Purchase  Agreement  and all other  Related  Agreements  referred to in the 2003
Purchase Agreement, the "2003 TRANSACTION DOCUMENTS"),  solely to the extent (i)
such Events of Default arise as a result of  non-compliance  or  non-payment  by
Company or any of its  Subsidiaries  with any provisions of the 2003 Transaction
Documents prior to the date hereof (including,  without  limitation,  failure to obtain the  landlord  waivers  for the leased  premises  at 2310  McDaniel  Dr.,
Carrollton,  TX and 220 Luna Rd.,  Ste.  140,  Carrollton,  TX);  (ii) have been disclosed to the  Purchaser  prior to the date hereof and (iii) where such Event of Default did not result from fraud,  gross negligence or willful misconduct of the Company and its Subsidiaries.

     12.2    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT REGARD TO PRINCIPLES
OF  CONFLICTS  OF LAWS.  ANY ACTION  BROUGHT BY EITHER  PARTY  AGAINST THE OTHER

                                       22

CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE BROUGHT ONLY
IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF
NEW YORK.  BOTH PARTIES AND THE  INDIVIDUALS  EXECUTING THIS AGREEMENT AND OTHER
AGREEMENTS ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE  JURISDICTION OF SUCH
COURTS  AND  WAIVE  TRIAL BY JURY.  IN THE  EVENT  THAT  ANY  PROVISION  OF THIS
AGREEMENT OR ANY OTHER AGREEMENT  DELIVERED IN CONNECTION HEREWITH IS INVALID OR
UNENFORCEABLE  UNDER ANY APPLICABLE  STATUTE OR RULE OF LAW, THEN SUCH PROVISION
SHALL BE DEEMED  INOPERATIVE  TO THE EXTENT THAT IT MAY CONFLICT  THEREWITH  AND
SHALL BE DEEMED  MODIFIED TO CONFORM  WITH SUCH STATUTE OR RULE OF LAW. ANY SUCH
PROVISION  WHICH  MAY PROVE  INVALID  OR  UNENFORCEABLE  UNDER ANY LAW SHALL NOT
AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF ANY AGREEMENT.

     12.3    SURVIVAL. The representations, warranties, covenants and agreements made  herein  shall  survive any  investigation  made by the  Purchaser  and the closing of the transactions  contemplated hereby to the extent provided therein.
All  statements  as to factual  matters  contained in any  certificate  or other instrument  delivered  by or  on  behalf  of  the  Company  pursuant  hereto  in connection  with the  transactions  contemplated  hereby  shall be  deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     12.4    SUCCESSORS.  Except as otherwise  expressly  provided  herein,  the provisions  hereof  shall  inure to the  benefit  of, and be binding  upon,  the successors,  heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be  enforceable by each person who shall be a holder of the  Securities  from time to time,  other than the  holders of Common  Stock which  has been  sold by the  Purchaser  pursuant  to Rule  144 or an  effective registration  statement.  The Purchaser may not assign its rights hereunder to a competitor  of the Company which  determination  shall be made by the Company in the reasonable exercise of its good faith discretion.

     12.5    ENTIRE  AGREEMENT.  This  Agreement  shall amend and restate in its entirety that certain  Securities  Purchase Agreement by and between the Company and the  Purchaser  dated as of  November  26,  2004 (the  "Former  SPA").  This
Agreement,  the exhibits and schedules  hereto,  the Related  Agreements and the other  documents  delivered  pursuant  hereto  constitute  the full  and  entire understanding  and  agreement  between the parties  with regard to the  subjects hereof and shall replace any prior  agreements or  understandings  regarding the subject matter  hereof,  including  without  limitation the Former SPA. No party shall be  liable or bound to any  other in any  manner  by any  representations, warranties, covenants and agreements except as specifically set forth herein and in the exhibits  and  schedules  hereto,  the Related  Agreements  and the other documents delivered pursuant hereto.

                                       23

     12.6    SEVERABILITY.  In case  any  provision  of the  Agreement  shall be invalid, illegal or unenforceable,  the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     12.7    AMENDMENT AND WAIVER.

             12.7.1  This  Agreement  may be amended or  modified  only upon the written consent of the Company and the Purchaser.

             12.7.2 Except as otherwise  provided herein, the obligations of the
Company and the rights of the Purchaser  under this Agreement may be waived only with the written consent of the Purchaser.

             12.7.3 Except as otherwise  provided herein, the obligations of the
Purchaser and the rights of the Company under this  Agreement may be waived only with the written consent of the Company.

     12.8    DELAYS OR  OMISSIONS.  It is agreed  that no delay or  omission  to exercise  any right,  power or remedy  accruing  to any party,  upon any breach, default or  noncompliance  by another party under this  Agreement or the Related
Agreements,  shall  impair  any such  right,  power or  remedy,  nor shall it be construed to be a waiver of any such breach,  default or  noncompliance,  or any acquiescence  therein, or of or in any similar breach,  default or noncompliance thereafter occurring.  All remedies,  either under this Agreement, the Purchaser
Notes, the Warrant or the Related  Agreements,  by law or otherwise  afforded to any party, shall be cumulative and not alternative.

     12.9    NOTICES.  All notices  required or permitted  hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business  hours of the  recipient,  if not,  then on the next  business day, (c)
three (3) business days after having been sent by registered or certified  mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally  recognized overnight courier,  specifying next day delivery,  with written  verification of receipt.  All communications  shall be sent: (i) to the
Company at the address as set forth on the signature page hereof, with a copy to
Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, 505 Park Avenue,  New York, NY
10022, Attention:  Adam W. Finerman,  Esq., facsimile number (212) 755-1467; and
(ii) to the Purchaser at the address set forth on the signature  page hereto for such  Purchaser,  with a copy to John E. Tucker , Esq.,  825 Third Avenue,  14th
Floor,  New York, NY 10022,  facsimile  number (212) 541-4434,  or (iii) at such other address as the Company or the Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

     12.10   ATTORNEYS' FEES. Except as otherwise  provided herein, in the event that  any  suit or  action  is  instituted  to  enforce  any  provision  in this
Agreement,  the  prevailing  party in such dispute  shall be entitled to recover from the losing party all fees,  costs and  expenses of  enforcing  any right of such  prevailing  party  under or with  respect  to this  Agreement,  including,
without  limitation,   such  reasonable  fees  and  expenses  of  attorneys  and
accountants,  which  shall  include,  without  limitation,  all fees,  costs and expenses of appeals.

                                       24

     12.11   TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     12.12   FACSIMILE SIGNATURES;  COUNTERPARTS. This Agreement may be executed by facsimile  signatures and in any number of counterparts,  each of which shall be an original, but all of which together shall constitute one instrument.

     12.13   BROKER'S FEES.  Except as set forth on SCHEDULE 12.13 hereof,  each party hereto represents and warrants that no agent,  broker,  investment banker, person or firm acting on behalf of or under the  authority  of such party hereto is or will be entitled to any broker's or finder's  fee or any other  commission directly or indirectly in connection with the transactions  contemplated herein.
Each party hereto  further  agrees to indemnify each other party for any claims,
losses  or   expenses   incurred  by  such  other  party  as  a  result  of  the
representation in this Section 12.13 being untrue.

     12.14   CONSTRUCTION.  Each  party  acknowledges  that  its  legal  counsel participated  in the  preparation of this  Agreement and the Related  Agreements and, therefore, stipulates that the rule of construction that ambiguities are to
be  resolved   against  the   drafting   party  shall  not  be  applied  in  the
interpretation of this Agreement to favor any party against the other.

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          IN WITNESS  WHEREOF,  the parties hereto have executed this SECURITIES
PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                            PURCHASER:

TIDEL TECHNOLOGIES, INC.            LAURUS MASTER FUND, LTD.

By: /s/ Mark K. Levenick            By: /s/ David Grin
   -------------------------------     ----------------------------------
Name: Mark K. Levenick              Name: David Grin
     -----------------------------       --------------------------------
Title: President                    Title: Director
      ----------------------------        -------------------------------

Address:  2900 Wilcrest             Address: c/o M&C Corporate Services Limited,
          Suite 205                          P.O. Box 309 GT, Ugland House,
          Houston, TX 77042                  South Church Street, George Town,
                                             Grand Cayman, Cayman Islands,
                                             Fax: 345-949-8080

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                                LIST OF EXHIBITS

Form of  Convertible Note                     Exhibit A

Form of Term Note                             Exhibit B

Form of Warrant                               Exhibit C

Form of Funds Escrow Agreement                Exhibit D

Form of Disbursement Letter                   Exhibit E

Form of Opinion                               Exhibit F

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